Exhibit 1
Joint Filing Agreement
We, the signatories of the statement on Schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Dated: February 12, 2010	KKR Millennium Fund (Overseas), Limited Partnership

By: KKR Associates Millennium (Overseas), Limited Partnership, Its: General Partner

By: KKR Millennium Limited, Its: General Partner

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	KKR Associates Millennium (Overseas), Limited Partnership

By: KKR Millennium Limited, Its: General Partner

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	KKR Millennium Limited

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	KKR European Fund, Limited Partnership

By: KKR Associates Europe, Limited Partnership, Its: General Partner

By: KKR Europe Limited, Its: General Partner

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	KKR Associates Europe, Limited Partnership

By: KKR Europe Limited, Its: General Partner

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	KKR Europe Limited

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	KKR European Fund II, Limited Partnership

By: KKR Associates Europe II, Limited Partnership, Its: General Partner

By: KKR Europe II Limited, Its: General Partner

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	KKR Associates Europe II, Limited Partnership

By: KKR Europe II Limited, Its: General Partner

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	KKR Europe II Limited

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	Avago Investment Partners, Limited Partnership

By: Avago Investment G.P., Limited, Its: General Partner

By: KKR Millennium GP LLC Its: Member

/s/ William J. Janetschek Name: William J. Janetschek, Title: Attorney-in-fact for Henry R. Kravis, Manager

/s/ William J. Janetschek Name: William J. Janetschek, Title: Attorney-in-fact for George R. Roberts, Manager

Dated: February 12, 2010	Avago Investment G.P., Limited

By: KKR Millennium GP LLC Its: Member

/s/ William J. Janetschek Name: William J. Janetschek, Title: Attorney-in-fact for Henry R. Kravis, Manager

/s/ William J. Janetschek Name: William J. Janetschek, Title: Attorney-in-fact for George R. Roberts, Manager

Dated: February 12, 2010	KKR Millennium GP LLC

/s/ William J. Janetschek Name: William J. Janetschek, Title: Attorney-in-fact for Henry R. Kravis, Manager

/s/ William J. Janetschek Name: William J. Janetschek, Title: Attorney-in-fact for George R. Roberts, Manager

Dated: February 12, 2010	KKR Fund Holdings L.P.

By: KKR Fund Holdings GP Limited, Its: General Partner

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	KKR Fund Holdings GP Limited

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	KKR Group Holdings L.P.

By: KKR Group Limited, Its: General Partner

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	KKR Group Limited

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	KKR & Co. L.P.

By: KKR Management LLC, Its: General Partner

/s/ William J. Janetschek Name: William J. Janetschek, Title: Chief Financial Officer

Dated: February 12, 2010	KKR Management LLC

/s/ William J. Janetschek Name: William J. Janetschek, Title: Chief Financial Officer

Dated: February 12, 2010	KKR Partners (International), Limited Partnership

By: KKR 1996 Overseas, Limited Its: General Partner

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	KKR 1996 Overseas, Limited

/s/ William J. Janetschek Name: William J. Janetschek, Title: Director

Dated: February 12, 2010	Henry R. Kravis

/s/ William J. Janetschek Name: William J. Janetschek, Title: Attorney-in-Fact

Dated: February 12, 2010	George R. Roberts

/s/ William J. Janetschek Name: William J. Janetschek, Title: Attorney-in-Fact